July 28, 2014

Deborah O’Neal-Johnson, Esquire
Division of Investment Management
U.S. Securities & Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Retirement Funds, Inc. (“Registrant”)

 consisting of the following series and its class (the “Fund”):

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

File Nos.: 333-92380/811-21149

Dear Ms. O’Neal Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s revised prospectuses dated June 23, 2014.

While the prospectuses include other series of the Registrant, the sole purpose of this filing is to reflect a change to the fee tables for T. Rowe Price Target Retirement 2055 Fund and T. Rowe Price Target Retirement 2055 Fund—Advisor Class whereby the estimated acquired fund fees and expenses for the Fund were increased from 0.77% to 0.78%. The prospectuses are identical to the ones that were filed with the Commission under Rule 497(e) on June 20, 2014 to remove the red herring language with respect to T. Rowe Price Retirement 2060 Fund (and its classes) and T. Rowe Price Target Retirement 2060 (and its classes). However, that filing did not reference the series and class identifiers for the T. Rowe Price Target Retirement 2055 Fund and T. Rowe Price Target Retirement 2055 Fund—Advisor Class to indicate the slight change to the Fund’s fee table so this filing is being submitted to include the relevant identifiers. The necessary filing under Rule 497(k) in connection with the revised fee table in the Fund’s summary prospectuses was already made prior to the summary prospectuses’ first use.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the revised prospectuses filed under Rule 497 on July 9, 2014.

Please contact me at 410-345-6628, or in my absence, Brian R. Poole, at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Gina Hogan
Gina Hogan